UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  May 16, 2007


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 21, 2007 U. S. Steel announced that it has called for full redemption on June 20, 2007 (the "Redemption Date"), all of its outstanding 9.75% Senior Notes due 2010 (the "9.75% Notes") at a price of $1,048.75, plus accrued interest to, but excluding, the Redemption Date. The outstanding aggregate principal amount of the 9.75% Notes is $378,500,000. U. S. Steel will fund this redemption with a portion of the proceeds from the sale of the New Senior Notes that closed on May 21, 2007. A copy of the press release announcing the redemption is filed herewith as Exhibit 99.2.

Item 8.01. Other Events

On May 16, 2007, United States Steel Corporation ("U. S. Steel") executed and delivered an underwriting agreement with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of themselves and the other underwriters relating to the issuance and sale of (a) $300,000,000 principal amount of its 5.65% Senior Notes due 2013, (b) $450,000,000 principal amount of its 6.05% Senior Notes due 2017 and (c) $350,000,000 principal amount of its 6.65% Senior Notes due 2037 (collectively, the "New Senior Notes"). The New Senior Notes are senior unsecured obligations of U. S. Steel. Copies of the underwriting agreement and the press release announcing the pricing are filed herewith as Exhibits 1 and 99.1 respectively.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          1   Underwriting agreement dated May 16, 2007

         99.1 Press release titled "U. S. Steel Prices $1.1 Billion Senior Unsecured Notes"

         99.2 Press release titled "U. S. Steel Announces Redemption of 9.75% Senior Notes due 2010.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
     -------------------------
     Gretchen R. Haggerty
     Executive Vice President
     & Chief Financial Officer



Dated:  May 21, 2007